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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

  (1)
  Registration Statement (Form S-8 No. 333-181622) pertaining to the 2005 Equity Incentive Plan of Onyx
  (2)
  Registration Statement (Form S-8 No. 333-167209) pertaining to the 2005 Equity Incentive Plan of Onyx Pharmaceuticals, Inc.,
  (3)
  Registration Statement (Form S-8 No. 333-159496) pertaining to the 2005 Equity Incentive Plan of Onyx Pharmaceuticals, Inc.,
  (4)
  Registration Statement (Form S-8 No. 333-150928) pertaining to the 2005 Equity Incentive Plan of Onyx Pharmaceuticals, Inc.,
  (5)
  Registration Statement (Form S-8 No. 333-143309) pertaining to the 2005 Equity Incentive Plan and the 1996 Employee Stock Purchase Plan of Onyx Pharmaceuticals, Inc.,
  (6)
  Registration Statement (Form S-8 No. 333-134567) pertaining to the 1996 Employee Stock Purchase Plan of Onyx Pharmaceuticals, Inc.,
  (7)
  Registration Statement (Form S-8 No. 333-126089) pertaining to the 2005 Equity Incentive Plan, 1996 Equity Incentive Plan, and the 1996 Non-Employee Directors' Stock Option Plan of Onyx Pharmaceuticals, Inc.,
  (8)
  Registration Statement (Form S-8 No. 333-120324) pertaining to the 1996 Equity Incentive Plan of Onyx Pharmaceuticals, Inc.,
  (9)
  Registration Statement (Form S-8 No. 333-110469) pertaining to the 1996 Equity Incentive Plan and the 1996 Non-Employee Directors' Plan of Onyx Pharmaceuticals, Inc.,
  (10)
  Registration Statement (Form S-8 No. 333-96895) pertaining to the 1996 Equity Incentive Plan and the 1996 Employee Stock Purchase Plan of Onyx Pharmaceuticals, Inc.,
  (11)
  Registration Statement (Form S-8 No. 333-64706) pertaining to the 1996 Equity Incentive Plan and the 1996 Non-Employee Directors' Stock Option Plan of Onyx Pharmaceuticals, Inc.,
  (12)
  Registration Statement (Form S-8 No. 333-48146) pertaining to the 1996 Equity Incentive Plan, the 1996 Non-Employee Directors' Stock Option Plan and the Employee Stock Purchase Plan of Onyx Pharmaceuticals, Inc.,
  (13)
  Registration Statement (Form S-8 No. 333-84113) pertaining to the 1996 Equity Incentive Plan of Onyx Pharmaceuticals, Inc.,
  (14)
  Registration Statement (Form S-8 No. 333-60805) pertaining to the 1996 Equity Incentive Plan and the 1996 Employee Stock Purchase Plan of Onyx Pharmaceuticals, Inc.,
  (15)
  Registration Statement (Form S-8 No. 333-34681) pertaining to the 1996 Equity Incentive Plan, as amended, of Onyx Pharmaceuticals, Inc.,
  (16)
  Registration Statement (Form S-8 No. 333-04839) pertaining to the 1996 Equity Incentive Plan, the 1996 Employee Stock Purchase Plan, and the 1996 Non-Employee Directors' Stock Option Plan of Onyx Pharmaceuticals, Inc., and
  (17)
  Registration Statement (Form S-3ASR No. 333-186046) of Onyx Pharmaceuticals, Inc.

of our reports dated February 28, 2013, with respect to the consolidated financial statements of Onyx Pharmaceuticals, Inc., and the effectiveness of internal control over financial reporting of Onyx Pharmaceuticals, Inc., included in this Annual Report (Form 10-K) for the year ended December 31, 2012.

/s/ Ernst & Young LLP

Redwood City, California
February 28, 2013

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  Exhibit 23.1